Quantified Government Income Tactical Fund

Investor Class Shares QGITX

Advisor Class Shares QGATX

SUMMARY PROSPECTUS

November 1, 2025

Adviser: ADVISORS PREFERRED Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

Before you invest, you want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.quantifiedfunds.com/fund-documents. You can also get this information at no cost by calling 1-855-64-QUANT (1-855-647-8268), emailing orderquantifiedfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated November 1, 2025, and statement of additional information, dated November 1, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Quantified Government Income Tactical Fund (the “Fund”) seeks high total return consistent with a moderate tolerance for risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.39%(1)	0.24%(2)
Acquired Fund Fees and Expenses(3)	0.17%	0.17%
Total Annual Fund Operating Expenses(3)	1.81%	2.41%(2)
(1)	Includes up to 0.15% for shareholder services which may include sub-transfer agent and sub-accounting fee
(2)	Estimated for Advisors Class Shares which have not commenced operations.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$184	$569	$980	$2,127
Advisor	$244	$751	$$1,285	$2,746

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period year ended June 30, 2025, the Fund’s portfolio turnover rate was 415% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser, Advisors Preferred, LLC (the “Adviser”), delegates execution of the Fund’s investment strategy to the subadviser, Flexible Plan Investments, Ltd. (“FPI” or the “Subadviser”). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. government securities. The Fund defines U.S. government securities as debt instruments issued or guaranteed by the U.S. Treasury, any agency, instrumentality, or sponsored enterprise of the U.S. government and exchange-traded funds (“ETFs”), closed-end funds and mutual funds that invest primarily in the preceding debt instruments, and futures and swap contracts on the preceding instruments; and pooled investment vehicles that invest primarily in the preceding. The ETFs, closed-end funds and mutual funds aspect of the Fund’s strategy is commonly referred to as a fund-of-funds strategy. Additionally, under normal circumstances, the Fund invests primarily in income-producing securities. The Fund invests in securities of any maturity. The Fund may gain exposure to securities by using inverse and/or leveraging instruments (leveraged ETFs, futures contracts, forward contracts, options, and swap agreements) as substitutes for the refence asset regardless of whether they generate income. The Subadviser may employ short positions for hedging purposes, to capture returns in down markets, or to take advantage of short-term trading opportunities. The Subadviser employs an aggressive management strategy that typically results in high portfolio turnover. As part of its principal investment strategy, the Fund may invest all or part of the Fund’s assets in short-term and ultrashort-term ETFs.

In managing the Fund’s assets, the Subadviser employs a tactical dynamic asset allocation strategy. The Subadviser analyzes the overall investment opportunities of various fixed-income investments and market sectors to determine how to position the Fund’s portfolio. In making the decision to invest in a security, long or short, the Subadviser utilizes proprietary and third-party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events. The Subadviser may use short positions to provide a hedge against rising rates and to take advantage of short-term trading opportunities. When the Subadviser believes U.S. Government interest rates are highly likely to rise or fall, it uses leverage to magnify the effects of the short-term moves. The Subadviser evaluates and ranks the short-term to intermediate-term performance of each potential and current portfolio investment and then invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser’s multiple proprietary algorithms.

The Subadviser typically assigns each investment in which the Fund invests a minimum holding period, though an investment’s actual holding period and allocation weighting will depend on its performance ranking. By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings in the Fund. The Subadviser generally evaluates all investments weekly based on its allocation rankings but may reallocate more or less often to minimize the impact and costs associated with trading. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption-related fluctuations in the Fund’s size will result in portfolio turnover not directly related to the Subadviser’s investment analysis.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with other fixed income mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

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Subadviser’s Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains. Short-term capital gains are taxable to shareholders as ordinary income, which is at a higher rate than long-term capital gains. The Subadviser’s use of the Fund as an asset allocation tool for its other clients will increase the Fund’s portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and options include potentially dramatic price changes (gains or losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Derivatives Risk – The Fund uses investment techniques, including investments in derivatives such as futures contracts, forward contracts, options, and swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives currently are subject to the following risks:

Futures and Forward Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund’s investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

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Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leverage instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.

Risks of Investing in Other Investment Companies and Pooled Investment Vehicles – Investments in the securities of other investment companies (ETFs, closed-end funds, and mutual funds) and pooled investment vehicles may involve duplication of advisory fees and certain other expenses. By investing in another investment company or pooled investment vehicle, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies or pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.

ETFs and mutual funds “reset” daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF and closed-end fund shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF and closed-end fund shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Leveraged ETFs Risk and Pooled Investment Vehicles. Leveraged ETFs and Pooled Investment Vehicles will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Shorting (Inverse) Risk – Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds. The Fund may also utilize inverse mutual funds and ETFs. These instruments seek to increase in value when their underlying securities or indices decline. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

U.S. Government Securities Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. However, securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s Investor Class Shares inception. The Adviser Class Shares of the Fund have not commenced operations. The performance table compares the performance of the Fund’s Investor Class shares overtime to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

Quantified Government Income Tactical Fund

Investor Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	1.01%	March 31, 2024
Worst Quarter	(6.80)%	June 30, 2022

The Fund’s Investor Class year-to-date return as of September 30, 2025 was 6.06%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2024)

Quantified Government Income Tactical Fund	One Year	Since Inception(1)
Investor Class Shares Return before taxes	1.32%	(7.31)%
Investor Class Shares Return after taxes on distributions	(0.28)%	(8.36)%
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)	0.79%	(5.80)%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes(3)	1.25%	(1.73)%
(1)	The Fund’s Investor Class Shares commenced operations on April 15, 2021. The Fund’s Advisor Class Shares has not commenced operations.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The Bloomberg U.S. Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund’s returns, the index does not reflect any fees or expenses.
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Investment Adviser: Advisors Preferred, LLC.

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as a portfolio manager since it commenced operations in 2021. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Government Income Tactical Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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